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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 16, 2002
                        ---------------------------------
                        (Date of earliest event reported)



                           THE PHOENIX COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     1-16517                  06-0493340
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)


          One American Row, Hartford, Connecticut           06102-5056
          ---------------------------------------           ----------
          (Address of principal executive offices)          (Zip Code)


                                  860-403-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-101629), of The Phoenix Companies, Inc., (the "Company") filed with the Securities and Exchange Commission (the "Commission") on December 3, 2002, as amended by Amendment No. 1 to Registration Statement on Form S-3, filed with the Commission on December 13, 2002.

(c) Exhibits

Exhibit 1.1 Underwriting Agreement General Terms and Conditions, dated December 16, 2002, including the Pricing Agreement, dated December 16, 2002 (Equity Units of the Company).

Exhibit 4.1 Subordinated Indenture, dated as of December 20, 2002 between the Company and SunTrust Bank as Trustee.

Exhibit 4.2 Supplemental Indenture No. 1, dated as of December 20, 2002, to the Subordinated Indenture filed as Exhibit 4.1 hereto, between the Company and SunTrust Bank as Trustee.

Exhibit 4.3 Purchase Contract Agreement, dated as of December 20, 2002, between the Company and SunTrust Bank as Purchase Contract Agent.

Exhibit 4.4 Pledge Agreement, dated as of December 20, 2002, between the Company and SunTrust Bank as Collateral Agent, Custodial Agent, Securities Intermediary and Purchase Contract Agent.

Exhibit 4.5 Remarketing Agreement, dated December 20, 2002, by and among the Company, Morgan Stanley & Co. Incorporated as Remarketing Agent, and SunTrust Bank as Purchase Contract Agent.

Exhibit 5.1    Opinion of Debevoise & Plimpton



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        THE PHOENIX COMPANIES, INC.

                        By:  /s/ Tracy L. Rich
                            ----------------------------------------------------
                            Name:   Tracy L. Rich, Esq.
                            Title:  Executive Vice President and General Counsel


Dated:  December 23, 2002


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